SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549-1004


                           FORM 8-K\A


Current Report Pursuant to Section 13 or 15(d) of the Securities
                           Act of 1934

                 Date of Report: August 10, 2000

                      ENG Enterprises, Inc.
     (Exact name of registrant as specified in its charter)

                            Delaware
 (State or other jurisdiction of incorporation of organization)

                            000-11225
                    (Commission File Number)

                            840899587
              (IRS Employer Identification Number)

           50 North Third Street, Fairfield, IA 52556
                 (Business address and zip code)

                         (515) 472-1500
      (Registrant's telephone number, including area code)

   5882 South 900 East, Suite 202, Salt Lake City, Utah 84121
                        (Former Address)

Item 4. Change in Registrant's Certifying Accountants

On August 7, 2000, ENG Enterprises, Inc. (the "Registrant") replaced as independent accountants the firm Andersen, Andersen and Strong, L.C., 941 East 3300 South, Suite 202, Salt Lake City,
Utah 84106.

To comply with the requirements of Regulation S-K, Item 304(a), the Registrant asserts the following:

  1.   The former auditors were dismissed on August 7, 2000.
2. For the past two fiscal years, the auditors' reports have not contained an adverse opinion, disclaimer of opinion or modification as to audit scope or accounting principles.
However, the auditors' reports for the years ended December 31, 1999 and 1998 contained explanatory language describing substantial doubt about the Registrant's ability to continue as a going concern.
3.   Not applicable.
4. The decision to dismiss the former auditors was recommended and approved by the board of directors.

  5. During the two fiscal years and subsequent interim periods, there have been no disagreements with the former auditors regarding any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure.

Also on August 7, 2000, ENG Enterprises, Inc.'s board of directors appointed the firm Pender Newkirk & Company, Certified
Public Accountants, 100 South Ashley Drive, Suite 1650, Tampa,
Florida 33602 as the independent accountants for the Company.

Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits

a) The consolidated audited financial statements of GOL
India.com, Inc. for the period ending June 30, 2000; and

b) Pro forma ENG Enterprises, Inc. selected financial information.

We have prepared the pro forma financial information using the purchase method of accounting. We expect that we will have reorganization and restructuring expenses related to the purchase of GOL India. However, the pro forma information does not reflect these expenses. The pro forma information, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not attempt to predict or suggest future results.

The pro forma information also does not attempt to show how the combined company would actually have performed had the companies been combined throughout these periods. If the companies had actually been combined in prior periods, these companies and businesses might have performed differently. You should not rely on pro forma financial information as an indication of the results that would have been achieved if the acquisition of GOL India by the Registrant had taken place earlier or the future results that the companies will experience after completion of this transaction. You should read these pro forma condensed combined financial statements in conjunction with the historical financial statements of the Registrant and GOL India.

c) Exhibits.

Exhibit 16: Letter from former accountants.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 10, 2000

                                   ENG Enterprises, Inc.
                                   (Registrant)

                                   By:  Lee Fergusson, President
                                        Fairfield, Iowa

            Consolidated Audited Financial Statements

               GOL India.com, Inc. and Subsidiary
       (A Wholly Owned Subsidiary of USA Global Link, Inc.
               and A Development Stage Enterprise)

   Period April 20, 2000 (Date of Inception) to June 30, 2000

                  Independent Auditors' Report



Board of Directors
GOL India.com, Inc. and Subsidiary
(A Wholly Owned Subsidiary of USA Global Link, Inc.
  and A Development Stage Enterprise)
Fairfield, Iowa


We have audited the accompanying consolidated balance sheet of GOL India.com, Inc. and Subsidiary (a wholly owned subsidiary of USA Global Link, Inc. and a development stage enterprise) as of June 30, 2000 and the related consolidated statements of operations, changes in stockholder's equity, and cash flows for the period April 20, 2000 (date of inception) to June 30, 2000. These consolidated financial statements are the responsibility of the management of GOL India.com, Inc. and Subsidiary. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of GOL India.com, Inc. and Subsidiary (a wholly owned subsidiary of USA Global Link, Inc. and a development stage enterprise) as of June 30, 2000 and the results of its operations and its cash flows for the period April 20, 2000 (date of inception) to June 30, 2000 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that GOL India.com, Inc. and Subsidiary will continue as a going concern. As more fully described in Note 2, the Company incurred an operating loss during the period of approximately $188,000 and, as of June 30, 2000, has negative working capital of approximately $23,300. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the outcome of this uncertainty.


/S/

Certified Public Accountants
Tampa, Florida
July 17, 2000

               GOL India.com, Inc. and Subsidiary
       (A Wholly Owned Subsidiary of USA Global Link, Inc.
               and A Development Stage Enterprise)

                   Consolidated Balance Sheet

                          June 30, 2000



Assets
Current assets:
  Cash                                                    $10,034

Property and equipment, net of accumulated depreciation   111,813

Other assets:
  Software development costs                               90,887
  Internet domain names                                     7,135
  Investments                                                   5
                                                           98,027


                                                          $219,874


Liabilities and Stockholder's Equity
Current liabilities:
  Obligations under capital lease                         $33,399

Long-term liabilities:
  Obligations under capital lease                          50,172

Stockholder's equity:
  Common stock; $.001 par value; 2,000,000
    shares authorized; 1,000,000 shares outstanding         1,000
  Additional paid-in capital                              323,253
  Deficit accumulated during development stage           (187,950)
Total stockholder's equity                                136,303


                                                         $219,874

               GOL India.com, Inc. and Subsidiary
       (A Wholly Owned Subsidiary of USA Global Link, Inc.
               and A Development Stage Enterprise)

              Consolidated Statement of Operations

   Period April 20, 2000 (Date of Inception) to June 30, 2000





Development stage expense:
  General and administrative                             $(187,986)


Other income:
  Interest income                                               36


Net loss                                                 $(187,950)


Net loss per common share                                    $(.19)


Weighted average common shares outstanding               1,000,000

               GOL India.com, Inc. and Subsidiary
       (A Wholly Owned Subsidiary of USA Global Link, Inc.
               and A Development Stage Enterprise)

    Consolidated Statement of Changes in Stockholder's Equity

   Period April 20, 2000 (Date of Inception) to June 30, 2000





                                                           Deficit
                             Common Stock                 Accumulated
                             Shares           Additional    During
                          Issued and   Par    Paid-In     Development
                         Outstanding  Value    Capital       Stage      Total

Balance, April 20, 2000

Stock issued for cash,
  fixed assets, leased
  equipment, software
  development costs, and
  expenses paid on
  behalf of the Company
  (May 2000)             1,000,000  $ 1,000    $ 323,253              $324,253

Net loss for the period                                   $ (187,950) (187,950)

Balance, June 30, 2000   1,000,000  $ 1,000    $ 323,253  $ (187,950) $136,303

               GOL India.com, Inc. and Subsidiary
       (A Wholly Owned Subsidiary of USA Global Link, Inc.
               and A Development Stage Enterprise)

              Consolidated Statement of Cash Flows

   Period April 20, 2000 (Date of Inception) to June 30, 2000





Operating activities
  Net loss                                                        $  (187,950)
  Adjustments to reconcile net loss to net cash from
   operating activities:
     Depreciation                                                       4,833
     Expenses paid by Parent in exchange for common stock             183,153
  Total adjustments                                                   187,986
  Net cash from operating activities                                       36

Financing activities
  Issuance of common stock for cash                                     9,998

Net increase in cash and cash equivalents                              10,034

Cash and cash equivalents at beginning of period                            0

Cash and cash equivalents at end of period                          $  10,034

Supplemental disclosures of cash flow information:

  Common   stock   was   issued  for  the   following   noncash
  considerations during May 2000:

    Fixed asset                                      $15,178
    Assets under capital lease, net of obligations    17,897
    Software development costs                        90,887
    Internet domain names                              7,135
    Common stock of Parent                                 5
                                                    $131,102

               GOL India.com, Inc. and Subsidiary
       (A Wholly Owned Subsidiary of USA Global Link, Inc.
               and A Development Stage Enterprise)

           Notes to Consolidated Financial Statements

   Period April 20, 2000 (Date of Inception) to June 30, 2000


1.  Background Information and Subsequent Events

GOL India.com, Inc. and Subsidiary (the "Company"), a Delaware corporation, was incorporated on April 20, 2000. The Company is 100 percent owned by USA Global Link, Inc. (the "Parent") and was established to provide e-commerce and e-business services to consumers and businesses around the world through its 100 percent owned subsidiary GOL India Portal Private Limited. No revenue has been earned to date. Consequently, the consolidated financial statements have been presented as those of a development stage enterprise. The Company's headquarters is located in Fairfield, Iowa.

At  June  30,  2000, GOL India Portal Private Limited,  an  India
corporation,  has  not  commenced operations.   The  Company  has
developed the Indian web-portal, "www.GOLIndia.com," a full service e-commerce hub providing services to the 20 million Indian expatriate population around the world. The Company's web-portal, which is specifically designed to be "Indian-centric," will provide a complete e-commerce solution with a globally branded "trading floor" hosting a collection of products selected both internationally and regionally. These products will be introduced through the Parent's global online stores and global online exchange hubs at "www.GlobalOnline.com."

The Company owns, subject to governmental approval, a 49 percent interest in an India corporation, GOL India Internet Service Provider Private Limited (GOL India ISP). GOL India ISP is the holder of a Category "A" national Internet service provider license allowing it to provide Internet services to every city, state, and region in India. The Company has been issued 98,000 shares of common stock in GOL India ISP, which has a par value of $.023 per share and a net book value of zero, as part of the Company's common stock transaction with its Parent that occurred in May 2000. This transfer is not complete because it is subject to approval by the government of India and, accordingly, the investment is not recorded as of June 30, 2000.

On July 14, 2000, ENG Enterprises, Inc. ("ENG"), a Delaware corporation, which is a full reporting public company on the OTC Bulletin Board (Symbol: ENEI), acquired all of the shares of the Company. The consideration given by ENG consisted of the issuance by ENG of 15,750,000 shares of its common stock to USA Global Link, Inc., representing 94.5 percent of the total outstanding common stock of ENG. This transaction will be accounted for as a reverse acquisition, which is similar to a purchase by the Company of ENG. As part of this transaction, ENG has applied to change its name to GOL India.com, Inc.


2.  Going Concern

The Company is in the development stage with its principal activity being the development of
e-commerce, Internet connectivity, and web-hosting services to residential and business customers. Its current activities consist principally of establishing its web-site, customers, and suppliers. The Company has a loss since inception of approximately $188,000.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. The Company has sustained losses since inception and has negative working capital of approximately $22,300 as of June 30, 2000. These factors raise substantial doubt about the Company's ability to continue as a going concern. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

The Company's continued existence is dependent upon its ability to commence profitable operations and to obtain additional equity capital to meet operating cash flow requirements.


3.  Significant Accounting Policies

The significant accounting policies followed are:

    The consolidated financial statements include the accounts of GOL India.com, Inc. and its wholly owned subsidiary, GOL India Portal Private Limited. All significant intercompany accounts and transactions have been eliminated in consolidation.

    The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Property and equipment are stated at cost. Additions and improvements to property and equipment are capitalized. Maintenance and repairs are expensed as incurred. When property is retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in operations. Depreciation is computed on the straight-
    line method over the estimated useful lives of the assets, ranging from three to seven years.

    Advertising costs (except for costs associated with direct-response advertising) are charged to operations when incurred. Advertising expense for the period April 20, 2000 (date of inception) to June 30, 2000 was $174,736. The Company has no direct-response advertising as of June 30, 2000.

    The Company has adopted early Emerging Issues Task Force Bulletin No. 00-2, "Accounting for Web Site Development Costs." This bulletin offers guidance on accounting for the various costs associated with Internet web site development. Generally, the bulletin segregates software development costs into various stages of planning, application and infrastructure development, graphics and content development, and operations. Capitalization of costs begin in the application and infrastructure stage and ends when the web-site is operational. Since the software is currently in the application and infrastructure development stage, no amortization thereof has taken place as of June 30, 2000.

    The Company follows Statement of Financial Accounting Standards No. 121 (SFAS No. 121), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of." SFAS No. 121 requires that long-lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of these assets may not be recoverable. In performing the review for recoverability, the Company estimates that future cash flows are expected to result from the use of the assets and their eventual disposition.

    Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the consolidated financial statements carrying amounts of existing assets and liabilities and their respective income tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized as income in the period that included the enactment date.

   Basic loss per share (EPS) is computed by dividing loss available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution from the exercise or conversion of securities into common stock. Diluted EPS is not presented because the Company has no dilutive securities.

   Assets transferred by the Parent in exchange for common stock have been valued at the Parent's net book value as of the date of exchange.


4.  Property and Equipment

Property and equipment consist of:

    Office furniture, fixtures, and computer
     hardware/software                            $   15,178
    Equipment held under capital leases              101,468
                                                     116,646
    Less accumulated depreciation and amortization     4,833
                                                  $  111,813

Amortization for equipment held under capital leases amounts to $4,412 at June 30, 2000.


5.  Investments

The Company has a 49 percent investment in a foreign company, GOL India ISP, subject to governmental approval. This investment was transferred from the Parent in exchange for common stock of the
Company.   At that time, it had a net book value of zero  on  the
Parent's  books.   The transfer is subject  to  approval  by  the
government of India and, accordingly, the investment is not recorded at June 30, 2000.

The  Company  also  has an investment of 5,000 shares  of  common stock of its Parent, which was contributed to the Company by  its
Parent.   As  of  June 30, 2000, this investment is  recorded  at
$5.00, which approximates its net book value.


6.  Obligations Under Capital Leases

The Company has capitalized rental obligations under leases of equipment, which were transferred to the Company by its Parent. The obligations, which mature in 2002, represent the total present value of future rental payments discounted at the interest rates implicit in the leases. Future minimum lease payments under capital leases are as follows:

    2000                                              $29,355
    2001                                               32,024
    2002                                               38,020
    Total lease payments                               99,399
    Less amount representing interest                  15,828
    Present value of net minimum lease payment         83,571
    Less current portion                               33,399
                                                      $50,172


7.  Income Taxes

The Company has incurred an operating loss since its inception that is able to be carried forward, and therefore, no tax liabilities have been incurred for the period presented. This operating loss gives rise to a deferred tax asset as follows as of June 30, 2000:

    Deferred tax asset                               $63,915
    Allowance                                        (63,915)
                                                     $     0

The Company has available an unused operating loss carryforward that may be applied against future taxable income, which would reduce taxes payable by approximately $64,000 in the future. This operating loss carryforward will expire in 2015. Income tax benefits resulting from the utilization of this carryforward will be recognized in the year that it is realized for federal and state tax purposes.

On July 14, 2000, the Registrant, a Delaware corporation, acquired 100% of the issued and outstanding capital stock of GOL India.com, Inc. ("GOL India"), a Delaware corporation, in exchange for voting stock of the Registrant, in a transaction qualifying as a tax-free stock-for-stock exchange under Internal Revenue Code Section 368(a)(1)(B). Under this agreement, 1,000,000 issued and outstanding shares of capital stock of GOL India, equal to one hundred percent (100%) of the outstanding shares, was exchanged with the Registrant for 15,750,000 shares of restricted voting common stock, $.01 par value. This transaction will be accounted for as a reverse acquisition using the purchase method of accounting, whereby the Registrant is acquired by GOL India. Effectively, this transaction is accounted for as a recapitalization of GOL India. The effects of this transaction are summarized in the accompanying pro forma consolidated financial information provided below. The pro forma consolidated balance sheet is presented at June 30, 2000 and the pro forma consolidated statement of operations is presented as of April 20, 2000, as though the transaction had taken place at the beginning of each period.

Also included in the pro forma financial information, are several miscellaneous capital stock transactions of the Registrant. The effects of these transactions are summarized in the accompanying pro forma consolidated financial information provided below.


   PRO FORMA ENG ENTERPRISES, INC. SELECTED FINANCIAL INFORMATION


           Pro Forma Consolidated Statement of Operations
             Period April 20, 2000 Through June 30, 2000

                                               PRO FORMA
                                               ADJUSTMENTS
                        GOL           ENG          &           PRO FORMA
                     INDIA.COM    ENTERPRISES  ELIMINATION    CONSOLIDATED


Revenue                     $0          $0          $0             $0

Operating Expenses:
 General and
   administrative      187,986                 951,206 (3)     $1,139,192
                       187,986           0     951,206          1,139,192

Operating income       187,986           0     951,206          1,139,192

Other income
(expenses):
    Interest              (36)                                   (36)
                          (36)           0           0           (36)


Net Loss              $187,950          $0    $951,206         $1,139,156



Loss per share                                                    $0.07

Weighted average                                             16,668,092
common stock
outstanding

                Pro Forma Consolidated Balance Sheet
                            June 30, 2000
                                                PRO FORMA
                                                ADJUSTMENTS
                            GOL        ENG         &             PRO FORMA
                       INDIA.COM   ENTERPRISES  ELIMINATION    CONSOLIDATED
Assets
Current assets:
    Cash               $10,034                                    $10,034

Total current assets    10,034                       0             10,034

Property and
equipment, net of
accumulated
depreciation and
amortization           111,813                                    111,813

Other assets:
 Software
   development costs,
   net of accumlated
   amortization         90,887                                    90,887
    Other assets         7,140                                     7,140
  Total Assets        $219,874          $0          $0          $219,874


Liabilities and
Stockholders' Equity
Current liabilities:
 Obligations under
   capital lease        33,399                                    33,399


Total current
  liabilities           33,399           0           0            33,399

Obligations under
  capital lease         50,172                                    50,172


Stockholders' Equity:

    Preferred stock:
          Class A                    2,562     (2,562) (2)           0
          Class B                       57        (57) (2)           0

    Common stock         1,000       4,138         (4) (1)     166,680
                                                   818 (2)
                                                 4,228 (3)
                                               157,500 (4)
                                               (1,000) (5)

    Capital in excess  323,253   6,742,846           4 (1)     157,573
                                                 1,801 (2)
                                               946,978 (3)
                                             (157,500) (4)
                                                 1,000 (5)
                                           (7,700,809) (6)

   Retained earnings (187,950)   (6,749,603) (951,206) (3)   (187,950)
                                             7,700,809 (6)

Total Stockholders'    136,303           0           0        136,303
Equity

Total Liabilities and  $219,874          $0          $0       $219,874
Stockholders' Equity


1)  To cancel 356 previously issued shares of common stock.
2) To convert ENG Enterprises, Inc. convertible preferred stock to 81,832 shares of common stock.
3) To record the issuance of 422,758 shares of common stock by ENG Enterprises, Inc. to consultants.
4)  To record acquisition of GOL India.com, Inc.
5)  To eliminate GOL India.com, Inc.'s common stock.
6)  To eliminate ENG Enterprises, Inc.'s retained earnings.